UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 28, 2015
Date of Report (Date of earliest event reported)

FIRST BANKS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI	001-31610	43-1175538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 North Meramec, Clayton, Missouri	63105
(Address of principal executive offices)	(Zip code)

(314) 854-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
On August 28, 2015, Mr. Allen H. Blake provided notice to the Company of his intention to resign his positions as a Director of the Company and of its principal banking subsidiary, First Bank, and as an independent member of the Company's Audit Committee, effective September 1, 2015. There were no disagreements between the Company and Mr. Blake on any matters relating to the Company's operations, policies or practices.
On September 3, 2015, the Company issued a press release announcing the resignation of Mr. Blake, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release issued on September 3, 2015 – filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANKS, INC.

Date:	September 3, 2015	By:	/s/	Timothy J. Lathe
Timothy J. Lathe
President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

99.1	Press Release issued on September 3, 2015.

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